                AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


          AMENDMENT NO. 1, dated as of December 7, 1998 (this "Amendment"), to
                                                               ---------
the Registration Rights Agreement, dated as of May 8, 1998 (the "Registration
                                                                 ------------
Rights Agree ment"), between BriteSmile, Inc. (formerly Ion Laser Technology,
-----------------
Inc.), a Utah corporation (the "Company"), and LCO Investments Limited, a
                                -------
company organized under the laws of Guernsey, Channel Islands ("LCO").
                                                                ---


                              W I T N E S S E T H:


          WHEREAS, simultaneous with the execution and delivery of this Amendment, the Company and LCO are entering into that certain Stock Purchase Agreement, dated as of the date hereof (the "Stock Purchase Agreement"),
                                             ------------------------
pursuant to which LCO agrees to purchase, subject to the terms and conditions stated therein, 9,302,326 shares of the Company's Common Stock, par value $.001 per share (the "New Shares"); and
                ----------

          WHEREAS, the Company and LCO desire that LCO shall be entitled to all of the benefits of the Registration Rights Agreement with respect to the New Shares;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:


                                   ARTICLE I

                          Amendments to the Agreement
                          ---------------------------

     1.1   Amendment to Section 1.  Section 1 of the Registration Rights
           ----------------------
Agreement is amended to add the following sentence to the end thereof:

          "LCO's rights under this Section 1 shall be exercisable with respect to all of the shares of Common Stock of the Company purchased by LCO pursuant to the Stock Purchase Agreement, dated as of December 2, 1998, between the Company and LCO and any additional shares of Common Stock which the Company and LCO may hereafter agree in writing shall be entitled to the benefits hereof (collectively, the "Additional Shares"), and the Additional Shares shall be "Registrable Securities" for all purposes of this Agreement."

     1.2   Amendment to Section 2.  Section 2 of the Registration Rights
           ----------------------
Agreement is amended to insert after the words "shares of the Company's Common Stock then owned by Holder" the following words:

          ", including any Additional Shares".


                                   ARTICLE II

                                 Miscellaneous
                                 -------------

     2.1   Definitions.  Capitalized terms used in this Amendment and not
           -----------
defined herein shall have the respective meanings ascribed to them in the Registration Rights Agreement.

     2.2   Entire Agreement; Restatement.  Other than as amended by Article 1
           -----------------------------
above, the Registration Rights Agreement shall remain in full force and effect unaffected hereby. The Registration Rights Agreement, as amended by this Amendment, is hereinafter referred to as the "Agreement", and the parties hereto hereby agree that the Agreement may be restated to reflect the amendments provided for in this Amendment.

     2.3   GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE MADE IN, AND IN
           -------------
ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF UTAH, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PROVISIONS THEREOF.

     2.4   Counterparts.  This Amendment may be executed in any number of
           ------------
counterparts, each such counterpart being deemed an original instrument, and all such counterparts shall together constitute the same agreement.

          IN WITNESS WHEREOF, the parties hereto have executed or caused this Amendment to be executed as of the date first written above.

                              BRITESMILE, INC.


                              By:   /s/ Richard V. Trefz
                                 ---------------------------
                                 Name: Richard V. Trefz
                                 Title: President


                              LCO INVESTMENTS LIMITED


                              By:   /s/ Michael C.M. Yong
                                 ---------------------------
                                 Name: Michael C.M. Yong
                                 Title: Director